Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
Policies and Practices Related to the Grant of Certain Equity Awards in Relation to the Release of Material
Non-Public
Information
We do not currently grant stock options or option-like equity awards to our executive officers, employees or directors, therefore we do not currently have a formal practice or policy with respect to the grant of stock options or option-like awards. During 2025, we did not time the disclosure of material nonpublic information to affect the value of executive compensation awards granted to our executive officers, employees or directors.

Award Timing MNPI Considered	false
Award Timing, How MNPI Considered	During 2025, we did not time the disclosure of material nonpublic information to affect the value of executive compensation awards granted to our executive officers, employees or directors.
MNPI Disclosure Timed for Compensation Value	false